                                                                   EXHIBIT 99.1

                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-5

       INFORMATION REGARDING INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to a trust formed in October 2000, or substituted for some of these contracts, as permitted by the pooling and servicing agreement, on or before the date of this report. The information below includes the initial contracts described in the prospectus supplement dated September 28, 2000, the additional contracts transferred to the trust on the closing date and the subsequent contracts transferred to the trust on or before November 6, 2000, which was before the expiration of the pre-funding period. There will be no more subsequent contracts transferred to the trust after November 6, 2000. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the prospectus supplement.

    Due to rounding, the percentages in the following tables may not sum to 100%.

                 Geographical Distribution of Contract Obligors


                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
                            Contracts as of    as of Cut-     Principal Balance
State                        Cut-off Date       off Date      as of Cut-off Date
-----                       --------------- ----------------- ------------------
Alabama....................      1,101       $ 37,874,047.63          5.05%
Alaska.....................          1            174,992.80          0.02
Arizona....................        408         19,334,053.89          2.58
Arkansas...................        393         14,695,046.11          1.96
California.................        557         25,424,712.91          3.39
Colorado...................        337         16,129,410.04          2.15
Connecticut................         11            455,568.44          0.06
Delaware...................         95          3,567,795.19          0.48
Florida....................        867         41,230,434.38          5.50
Georgia....................        909         40,021,956.79          5.34
Hawaii.....................          1             89,084.61          0.01
Idaho......................         56          2,825,917.65          0.38
Illinois...................        174          6,292,610.22          0.84
Indiana....................        484         23,555,012.25          3.14
Iowa.......................        126          4,842,450.62          0.65
Kansas.....................        161          5,978,372.12          0.80
Kentucky...................        431         18,974,145.12          2.53
Louisiana..................        254          8,743,847.21          1.17
Maine......................        192          9,092,119.25          1.21
Maryland...................         94          2,631,023.11          0.35
Massachusetts..............         14            507,137.64          0.07
Michigan...................      1,159         56,083,516.71          7.48
Minnesota..................        351         11,238,560.21          1.50
Mississippi................        371         13,191,340.45          1.76
Missouri...................        447         15,321,184.10          2.04
Montana....................         90          3,385,350.32          0.45
Nebraska...................         49          2,354,098.96          0.31
Nevada.....................        128          6,285,244.87          0.84
New Hampshire..............        153          6,502,370.22          0.87
New Jersey.................          9            412,141.89          0.05
New Mexico.................        406         16,544,029.40          2.21
New York...................        274         12,796,238.07          1.71
North Carolina.............      1,368         56,006,793.33          7.47
North Dakota...............         43          1,403,700.53          0.19
Ohio.......................        477         21,271,252.59          2.84
Oklahoma...................        393         15,709,816.60          2.09
Oregon.....................        187         12,386,298.76          1.65
Pennsylvania...............        338         14,141,943.42          1.89
Rhode Island...............          3            159,473.42          0.02
South Carolina.............        837         32,387,693.47          4.32
South Dakota...............         63          2,487,123.18          0.33
Tennessee..................        620         24,947,475.63          3.33
Texas......................      1,787         81,766,058.83         10.90
Utah.......................         52          2,631,890.00          0.35
Vermont....................         99          5,627,577.39          0.75
Virginia...................        437         13,102,565.50          1.75
Washington.................        307         22,511,155.06          3.00
West Virginia..............        278          9,681,105.89          1.29
Wisconsin..................        109          3,662,637.47          0.49
Wyoming....................         80          3,559,713.65          0.47
                                ------       ---------------        ------
  Total....................     17,581       $749,998,087.90        100.00%
                                ======       ===============        ======

                        Years of Origination of Contracts


                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
-------------------       ------------ ------------------ ---------------------
1985.....................       11     $      24,630.18               *%
1986.....................       92           221,878.70            0.03
1987.....................        1             4,689.32               *
1988.....................        1             7,472.77               *
1989.....................    1,417        16,351,883.89            2.18
1990.....................      445         4,994,630.00            0.67
1992.....................        2            30,010.09               *
1993.....................        4           114,035.38            0.02
1994.....................       10           335,079.38            0.04
1995.....................        5           189,090.47            0.03
1996.....................        3           127,133.49            0.02
1997.....................        8           302,056.66            0.04
1998.....................       15         1,147,702.20            0.15
1999.....................      135         9,664,057.18            1.29
2000.....................   15,432       716,483,738.19           95.53
                            ------      ---------------          ------
   Total.................   17,581      $749,998,087.90          100.00%
                            ======      ===============          ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                   Distribution of Original Contract Amounts

                              Number of       Aggregate      % of Contract Pool by
                              Contracts   Principal Balance  Outstanding Principal
  Oiginal Contractr             as of        Outstanding         Balance as of
 Amunt (in Dollars)o         Cut-off Date as of Cut-off Date     Cut-off Date
-------------------          ------------ ------------------ ---------------------
   Less than $10,000........      383      $  2,947,314.44            0.39%
   Between $10,000 and
    $19,999.................    2,709        32,787,781.06            4.37
   Between $20,000 and
    $29,999.................    3,278        75,665,559.39           10.09
   Between $30,000 and
    $39,999.................    3,246       110,029,123.67           14.67
   Between $40,000 and
    $49,999.................    2,160        95,789,598.38           12.77
   Between $50,000 and
    $59,999.................    1,835       100,734,079.30           13.43
   Between $60,000 and
    $69,999.................    1,327        85,579,425.81           11.41
   Between $70,000 and
    $79,999.................      888        66,239,475.71            8.83
   Between $80,000 and
    $89,999.................      577        48,803,758.02            6.51
   Between $90,000 and
    $99,999.................      420        39,895,894.05            5.32
   Between $100,000 and
    $109,999................      249        26,079,402.63            3.48
   Between $110,000 and
    $119,999................      205        23,515,132.19            3.14
   Between $120,000 and
    $129,999................      124        15,446,530.44            2.06
   Between $130,000 and
    $139,999................       85        11,426,397.92            1.52
   Between $140,000 and
    $149,999................       40         5,778,449.04            0.77
   Between $150,000 and
    $159,999................       26         3,993,076.00            0.53
   Between $160,000 and
    $169,999................        9         1,488,570.73            0.20
   Between $170,000 and
    $179,999................        7         1,233,495.22            0.16
   Between $180,000 and
    $189,999................        8         1,485,403.95            0.20
   Between $190,000 and
    $199,999................        2           376,613.01            0.05
   Between $210,000 and
    $219,999................        2           431,026.79            0.06
   Between $270,000 and
    $279,999................        1           271,980.15            0.04
                               ------      ---------------          ------
      Total.................   17,581      $749,998,087.90          100.00%
                               ======      ===============          ======

           Distribution of Original Loan-to-Value Ratios of Contracts

    The method of calculating loan-to-value ratios is described in the prospectus.

                                             Aggregate Principal   % of Contract Pool by
                         Number of Contracts Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------- ------------------- --------------------------
 0.01% to  5.00%........            3          $    158,203.35               0.02%
 5.01% to 10.00%........            4               251,111.54               0.03
10.01% to 15.00%........           13               516,638.90               0.07
15.01% to 20.00%........           19               552,170.26               0.07
20.01% to 25.00%........           17               593,014.90               0.08
25.01% to 30.00%........           40             1,192,735.54               0.16
30.01% to 35.00%........           32               770,378.93               0.10
35.01% to 40.00%........           49             1,392,927.98               0.19
40.01% to 45.00%........           62             1,813,158.14               0.24
45.01% to 50.00%........          104             3,477,583.90               0.46
50.01% to 55.00%........          143             5,448,580.88               0.73
55.01% to 60.00%........          154             6,566,318.64               0.88
60.01% to 65.00%........          192             7,680,160.88               1.02
65.01% to 70.00%........          328            14,772,700.50               1.97
70.01% to 75.00%........          500            22,017,330.68               2.94
75.01% to 80.00%........        1,566            62,495,170.08               8.33
80.01% to 85.00%........        1,266            52,366,556.94               6.98
85.01% to 90.00%........        6,346           258,748,178.32              34.50
90.01% to 95.00%........        5,216           244,718,891.68              32.63
95.01% to 100.00%.......        1,527            64,466,275.86               8.60
                               ------          ---------------             ------
   Total................       17,581          $749,998,087.90             100.00%
                               ======          ===============             ======

                                 Contract Rates

                                             Aggregate Principal   % of Contract Pool by
Range of Contracts by    Number of Contracts Balance Outstanding   Outstanding Principal
Contract Rate            as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
---------------------    ------------------- ------------------- --------------------------
6.000% to 6.999%........            4          $    473,014.82               0.06%
7.000% to 7.999%........           84             7,669,708.30               1.02
8.000% to 8.999%........          942            81,310,053.73              10.84
9.000% to 9.999%........        1,224            99,709,028.53              13.29
10.000% to 10.999%......        1,199            81,992,777.81              10.93
11.000% to 11.999%......        2,261           119,507,191.79              15.93
12.000% to 12.999%......        2,529           112,456,288.66              14.99
13.000% to 13.999%......        3,754            99,117,628.32              13.22
14.000% to 14.999%......        2,480            67,399,282.22               8.99
15.000% to 15.999%......        1,135            29,990,189.15               4.00
16.000% to 16.999%......          689            20,732,555.90               2.76
17.000% to 17.999%......          827            19,806,265.14               2.64
18.000% to 18.999%......          392             8,687,595.70               1.16
19.000% to 19.999%......           54               964,214.26               0.13
20.000% to 20.999%......            6               150,034.32               0.02
Greater than or equal to
21.000%.................            1                32,259.25                  *
                               ------          ---------------             ------
   Total................       17,581          $749,998,087.90             100.00%
                               ======          ===============             ======

--------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

                    Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
Months Remaining         Number of Contracts Balance Outstanding   Outstanding Principal
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
------------------       ------------------- ------------------- --------------------------
Less than 31............          337          $    845,676.07               0.11%
31 to 60................        1,357            12,878,889.59               1.72
61 to 90................          194             3,011,630.65               0.40
91 to 120...............        1,226            21,961,845.53               2.93
121 to 150..............          115             2,430,854.73               0.32
151 to 180..............        1,446            34,348,867.43               4.58
181 to 210..............            7               199,887.48               0.03
211 to 240..............        1,933            59,735,601.70               7.96
241 to 270..............            5               196,330.14               0.03
271 to 300..............        1,297            45,174,852.24               6.02
301 to 330..............            6               272,999.25               0.04
331 to 360..............        9,658           568,940,653.09              75.86
                               ------          ---------------             ------
   Total................       17,581          $749,998,087.90             100.00%
                               ======          ===============             ======